Exhibit 99.2

Reported Consolidated Results

ZILLOW GROUP, INC.
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	June 30, 2020	December 31, 2019
Assets
Current assets:
Cash and cash equivalents	$2,045,474	$1,141,263
Short-term investments	1,491,167	1,280,989
Accounts receivable, net	66,878	67,005
Mortgage loans held for sale	75,021	36,507
Inventory	135,401	836,627
Prepaid expenses and other current assets	56,373	58,117
Restricted cash	33,620	89,646
Total current assets	3,903,934	3,510,154
Contract cost assets	47,747	45,209
Property and equipment, net	195,747	170,489
Right of use assets	199,422	212,153
Goodwill	1,984,907	1,984,907
Intangible assets, net	106,990	190,567
Other assets	11,041	18,494
Total assets	$6,449,788	$6,131,973
Liabilities and shareholders’ equity
Current liabilities:
Accounts payable	$14,307	$8,343
Accrued expenses and other current liabilities	74,646	85,442
Accrued compensation and benefits	34,520	37,805
Borrowings under credit facilities	187,032	721,951
Deferred revenue	44,514	39,747
Lease liabilities, current portion	22,789	17,592
Convertible senior notes, current portion	9,637	9,637
Total current liabilities	387,445	920,517
Lease liabilities, net of current portion	214,752	220,445
Convertible senior notes, net of current portion	1,810,341	1,543,402
Deferred tax liabilities and other long-term liabilities	14,192	12,188
Total liabilities	2,426,730	2,696,552
Shareholders’ equity:
Class A common stock	6	6
Class B common stock	1	1
Class C capital stock	16	14
Additional paid-in capital	5,246,371	4,412,200
Accumulated other comprehensive income	1,525	340
Accumulated deficit	(1,224,861)	(977,140)
Total shareholders’ equity	4,023,058	3,435,421
Total liabilities and shareholders’ equity	$6,449,788	$6,131,973

ZILLOW GROUP, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Revenue:
Homes	$454,252	$248,924	$1,224,125	$377,396
IMT	280,339	323,669	611,005	621,941
Mortgages	33,761	26,985	59,043	54,345
Total revenue	768,352	599,578	1,894,173	1,053,682
Cost of revenue (exclusive of amortization) (1)(2):
Homes	431,788	240,732	1,163,987	363,151
IMT	23,387	26,059	47,705	50,310
Mortgages	5,896	4,430	11,051	9,108
Total cost of revenue	461,071	271,221	1,222,743	422,569
Sales and marketing (2)	155,598	187,433	360,246	349,020
Technology and development (2)	128,857	120,330	263,775	228,100
General and administrative (2)	85,511	82,839	177,796	178,613
Impairment costs	—	—	76,800	—
Integration costs	—	293	—	645
Total costs and expenses	831,037	662,116	2,101,360	1,178,947
Loss from operations	(62,685)	(62,538)	(207,187)	(125,265)
Gain on partial extinguishment of 2021 Notes	6,391	—	6,391	—
Other income	10,115	9,458	19,708	18,626
Interest expense	(37,590)	(18,897)	(75,182)	(35,363)
Loss before income taxes	(83,769)	(71,977)	(256,270)	(142,002)
Income tax benefit (expense)	(679)	—	8,549	2,500
Net loss	$(84,448)	$(71,977)	$(247,721)	$(139,502)
Net loss per share — basic and diluted	$(0.38)	$(0.35)	$(1.15)	$(0.68)
Weighted-average shares outstanding — basic and diluted	219,467	205,754	215,070	205,137
_________________ (1) Amortization of website development costs and intangible assets included in technology and development	$18,857	$14,656	$36,041	$29,056
(2) Includes share-based compensation expense as follows:
Cost of revenue	$1,119	$936	$2,292	$1,816
Sales and marketing	9,116	6,801	16,109	12,451
Technology and development	21,666	18,399	40,583	33,908
General and administrative	20,450	17,496	37,162	61,581
Total	$52,351	$43,632	$96,146	$109,756
Other Financial Data:
Segment income (loss) before income taxes:
Homes segment	$(80,058)	$(71,122)	$(178,016)	$(116,327)
IMT segment	19,166	13,238	(22,341)	1,786
Mortgages segment	(240)	(10,438)	(13,385)	(20,054)
Total segment loss before income taxes	$(61,132)	$(68,322)	$(213,742)	$(134,595)
Adjusted EBITDA (3):
Homes segment	$(60,908)	$(56,452)	$(135,903)	$(90,976)
IMT segment	71,862	64,055	157,579	125,102
Mortgages segment	4,885	(5,306)	(718)	(7,907)
Total Adjusted EBITDA	$15,839	$2,297	$20,958	$26,219
(3) Adjusted EBITDA is a non-GAAP financial measure; it is not calculated or presented in accordance with U.S. generally accepted accounting principles, or GAAP. See Exhibit 99.1 for more information regarding our presentation of Adjusted EBITDA and for a reconciliation of Adjusted EBITDA to net loss on a consolidated basis and income (loss) before income taxes for each segment, the most directly comparable GAAP financial measures, for each of the periods presented.

ZILLOW GROUP, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Six Months Ended June 30,
	2020	2019
Operating activities
Net loss	$(247,721)	$(139,502)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	55,199	41,728
Share-based compensation expense	96,146	109,756
Amortization of right of use assets	12,731	10,572
Amortization of contract cost assets	17,070	17,880
Amortization of discount and issuance costs on convertible senior notes maturing in 2021, 2023, 2024, 2025 and 2026	47,746	17,799
Gain on partial extinguishment of 2021 Notes	(6,391)	—
Impairment costs	76,800	—
Deferred income taxes	(8,549)	(2,500)
(Gain) loss on disposal of property and equipment and other assets	(2,658)	3,878
Credit loss expense	1,614	706
Net loss on investment securities	372	—
Accretion of bond discount	(303)	(3,695)
Changes in operating assets and liabilities:
Accounts receivable	(1,487)	(16,884)
Mortgage loans held for sale	(38,514)	(3,244)
Inventory	701,145	(389,994)
Prepaid expenses and other assets	(771)	(2,015)
Lease liabilities	(495)	(11,946)
Contract cost assets	(19,608)	(18,332)
Accounts payable	7,504	1,256
Accrued expenses and other current liabilities	(8,741)	6,952
Accrued compensation and benefits	(3,285)	613
Deferred revenue	4,767	3,000
Other long-term liabilities	10,049	149
Net cash provided by (used in) operating activities	692,620	(373,823)
Investing activities
Proceeds from maturities of investments	701,266	539,312
Proceeds from sales of investments	116,394	—
Purchases of investments	(1,026,233)	(302,891)
Purchases of property and equipment	(54,653)	(29,672)
Purchases of intangible assets	(11,408)	(8,927)
Proceeds from sale of equity investment	10,000	—
Net cash provided by (used in) investing activities	(264,634)	197,822
Financing activities
Proceeds from issuance of 2025 Notes, net of issuance costs	553,282	—
Proceeds from issuance of Class C capital stock, net of issuance costs	411,522	—
Partial extinguishment of 2021 Notes	(194,670)	—
Proceeds from borrowings on credit facilities	43,200	293,099
Repayments of borrowings on credit facilities	(617,506)	—
Net borrowings (repayments) on warehouse lines of credit and repurchase agreement	39,387	(2,961)
Proceeds from exercise of stock options	184,984	32,997
Value of equity awards withheld for tax liability	—	3
Net cash provided by financing activities	420,199	323,138
Net increase in cash, cash equivalents and restricted cash during period	848,185	147,137
Cash, cash equivalents and restricted cash at beginning of period	1,230,909	663,443
Cash, cash equivalents and restricted cash at end of period	$2,079,094	$810,580
Supplemental disclosures of cash flow information
Cash paid for interest	$29,201	$16,616
Noncash transactions:
Capitalized share-based compensation	$8,490	$5,878
Write-off of fully depreciated property and equipment	$6,942	$9,867
Write-off of fully amortized intangible assets	$—	$3,311
Property and equipment purchased on account	$5,305	$2,408

Non-GAAP Net Loss per Share
Our presentation of non-GAAP net loss per share excludes the impact of share-based compensation expense, impairment costs, the gain on the partial extinguishment of the 2021 Notes and income taxes. This measure is not a key metric used by our management and board of directors to measure operating performance or otherwise manage the business. However, we provide non-GAAP net loss per share as supplemental information to investors, as we believe the exclusion of share-based compensation expense, impairment costs, the gain on the partial extinguishment of the 2021 Notes and income taxes facilitates investors’ operating performance comparisons on a period-to-period basis. You should not consider non-GAAP net loss per share in isolation or as a substitute for analysis of our results as reported under GAAP.

The following table sets forth a reconciliation of non-GAAP net loss, adjusted, to net loss, as reported on a GAAP basis, and the calculation of non-GAAP net loss per share - basic and diluted, for each of the periods presented (in thousands, except per share data, unaudited):

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Net loss, as reported	$(84,448)	$(71,977)	$(247,721)	$(139,502)
Share-based compensation expense	52,351	43,632	96,146	109,756
Impairment costs	—	—	76,800	—
Gain on partial extinguishment of 2021 Notes	(6,391)	—	(6,391)	—
Income tax expense (benefit)	679	—	(8,549)	(2,500)
Net loss, adjusted	$(37,809)	$(28,345)	$(89,715)	$(32,246)
Non-GAAP net loss per share — basic and diluted	$(0.17)	$(0.14)	$(0.42)	$(0.16)
Weighted-average shares outstanding — basic and diluted	219,467	205,754	215,070	205,137

Segment Results of Operations
The following tables present our segment results for the periods presented (in thousands, unaudited):

	Three Months Ended June 30, 2020			Three Months Ended June 30, 2019
	Homes	IMT	Mortgages	Homes	IMT	Mortgages
Revenue	$454,252	$280,339	$33,761	$248,924	$323,669	$26,985
Costs and expenses:
Cost of revenue	431,788	23,387	5,896	240,732	26,059	4,430
Sales and marketing	47,877	96,026	11,695	37,409	135,440	14,584
Technology and development	28,918	93,176	6,763	18,198	94,261	7,871
General and administrative	21,902	53,884	9,725	17,808	54,671	10,360
Integration costs	—	—	—	—	—	293
Total costs and expenses	530,485	266,473	34,079	314,147	310,431	37,538
Income (loss) from operations	(76,233)	13,866	(318)	(65,223)	13,238	(10,553)
Segment other income	—	5,300	385	—	—	402
Segment interest expense	(3,825)	—	(307)	(5,899)	—	(287)
Income (loss) before income taxes (1)	$(80,058)	$19,166	$(240)	$(71,122)	$13,238	$(10,438)

	Six Months Ended June 30, 2020			Six Months Ended June 30, 2019
	Homes	IMT	Mortgages	Homes	IMT	Mortgages
Revenue	$1,224,125	$611,005	$59,043	$377,396	$621,941	$54,345
Costs and expenses:
Cost of revenue	1,163,987	47,705	11,051	363,151	50,310	9,108
Sales and marketing	119,466	216,199	24,581	58,271	262,094	28,655
Technology and development	61,456	188,204	14,115	30,479	182,230	15,391
General and administrative	45,323	112,638	19,835	32,165	125,521	20,927
Impairment costs	—	73,900	2,900	—	—	—
Integration costs	—	—	—	—	—	645
Total costs and expenses	1,390,232	638,646	72,482	484,066	620,155	74,726
Income (loss) from operations	(166,107)	(27,641)	(13,439)	(106,670)	1,786	(20,381)
Segment other income	—	5,300	587	—	—	715
Segment interest expense	(11,909)	—	(533)	(9,657)	—	(388)
Income (loss) before income taxes (1)	$(178,016)	$(22,341)	$(13,385)	$(116,327)	$1,786	$(20,054)
(1) The following table presents the reconciliation of total segment loss before income taxes to consolidated loss before income taxes for the periods presented (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Total segment loss before income taxes	$(61,132)	$(68,322)	$(213,742)	$(134,595)
Corporate interest expense	(33,458)	(12,711)	(62,740)	(25,318)
Corporate other income	4,430	9,056	13,821	17,911
Gain on partial extinguishment of 2021 Notes	6,391	—	6,391	—
Consolidated loss before income taxes	$(83,769)	$(71,977)	$(256,270)	$(142,002)
Certain corporate items are not directly attributable to any of our segments, including the gain on the partial extinguishment of the 2021 Notes, interest income earned on our short-term investments included in Other income and interest costs on our convertible senior notes included in Interest expense.

Key Metrics
The following table sets forth our key metrics for each of the periods presented (in millions):

	Three Months Ended June 30,		2019 to 2020 % Change
	2020	2019

Visits (1)	2,491.1	2,181.4	14%
Average Monthly Unique Users (2)	218.1	194.3	12%
Number of Homes Sold	1,437	786	83%
(1)Visits includes visits to the Zillow, Trulia and StreetEasy mobile apps and websites. We measure Zillow and StreetEasy visits with Google Analytics and Trulia visits with Adobe Analytics.
(2)Zillow, StreetEasy, HotPads and Naked Apartments measure unique users with Google Analytics, and Trulia measures unique users with Adobe Analytics.

Non-GAAP Average Return on Homes Sold After Interest Expense
To provide investors with additional information regarding our Zillow Offers financial results, this Exhibit includes a calculation of Average Return on Homes Sold After Interest Expense, which is a non-GAAP financial measure. We have provided a reconciliation of Average Return on Homes Sold After Interest Expense to the most directly comparable GAAP financial measure, which is average gross profit per home for the Zillow Offers business.
We believe that Average Return on Homes Sold After Interest Expense is a useful financial measure to investors as it is one of the primary measures used by management in making investment decisions, measuring unit level economics and evaluating operating performance for the Zillow Offers business. The measure is intended to convey the unit level economics of homes sold during the period by presenting the average revenue and associated expenses directly attributed to the homes sold. We believe this average per unit measure facilitates meaningful period over period comparisons notwithstanding variability in the number of homes sold during a period and indicates ability to generate average returns on assets sold after considering home purchase costs, renovation costs, holding costs and selling costs.
We calculate the Average Return on Homes Sold After Interest Expense as revenue associated with homes sold during the period less direct costs attributable to those homes divided by the number of homes sold during the period. Specifically, direct costs include, with respect to each home sold during the period (1) home acquisition and renovation costs, which in turn include certain labor costs directly associated with these activities; (2) holding and selling costs; and (3) interest costs incurred.
Included in direct holding and interest expense amounts for the periods presented are holding and interest costs recorded as period expenses in prior periods associated with homes sold in the presented period, which are not calculated in accordance with, or as an alternative for, GAAP and should not be considered in isolation or as a substitute for results reported under GAAP. Excluded from certain of these direct cost amounts are costs recorded in the presented period related to homes that remain in inventory at the end of the period, as shown in the tables below. We make these period adjustments because we believe presenting Average Return on Homes Sold After Interest Expense in this manner provides a focused view on a subset of our assets - homes sold during the period - and reflecting costs associated with those homes sold from the time we acquire to the time we sell the home, which may be useful to investors.
Average Return on Homes Sold After Interest Expense is intended to illustrate the performance of homes sold during the period and is not intended to be a segment or company performance metric. Average Return on Homes Sold After Interest Expense is a supplemental measure of operating performance for a subset of assets and has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are:
•Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and Average Return on Homes Sold After Interest Expense does not reflect capital expenditure requirements for such replacements or for new capital expenditure requirements;
•Average Return on Homes Sold After Interest Expense does not consider the potentially dilutive impact of share-based compensation;
•Average Return on Homes Sold After Interest Expense does not include period costs that were not eligible for inventory capitalization associated with homes held in inventory at the end of the period;
•Average Return on Homes Sold After Interest Expense does not reflect indirect expenses included in cost of revenue, sales and marketing, technology and development, or general and administrative expenses, some of which are recurring cash expenditures necessary to operate the business; and
•Average Return on Homes Sold After Interest Expense does not reflect income taxes.

On a GAAP basis, Zillow Offers average gross profit per home was $16,551 and $10,422, respectively, for the three months ended June 30, 2020 and 2019.

The following table presents the total return on homes sold after interest expense and the Average Return on Homes Sold After Interest Expense for the periods presented (unaudited):

	Three Months Ended June 30, 2020		Three Months Ended June 30, 2019
	Total	Average Per Home	Total	Average Per Home
Homes sold	1,437		786
Zillow Offers revenue	$453,816,000	$315,808	$248,924,000	$316,697
Operating costs:
Home acquisition costs (1)	409,509,000	284,975	224,955,000	286,202
Renovation costs (1)	22,773,000	15,848	9,484,000	12,066
Holding costs (1)(2)	5,987,000	4,166	2,569,000	3,268
Selling costs	19,570,000	13,619	10,676,000	13,583
Total operating costs	457,839,000	318,608	247,684,000	315,119
Interest expense (1)(2)	5,948,000	4,139	3,532,000	4,494
Return on homes sold after interest expense	$(9,971,000)	$(6,939)	$(2,292,000)	$(2,916)
(1) Amount excludes expenses incurred during the period that are not related to homes sold during the period.
(2) Holding costs and interest expense include $3.9 million and $3.8 million, respectively, of costs incurred in prior periods associated with homes sold in the second quarter of 2020 and $1.1 million and $1.6 million, respectively, of costs incurred in prior periods associated with homes sold in the second quarter of 2019.

The calculation of Average Return on Homes Sold After Interest Expense includes only those expenses directly attributed to the homes sold during the period. To arrive at return on homes sold after interest expense, the Company deducts from Zillow Offers gross profit (1) holding costs incurred in the presented period and prior periods for homes sold during the presented period that are included in sales and marketing expense, (2) selling costs incurred in the presented period for homes sold during the presented period that are included in sales and marketing expense and (3) interest expense incurred in the presented period and prior periods for homes sold during the presented period. The Company adds to Zillow Offers gross profit (1) inventory valuation adjustments recorded during the presented period associated with homes that remain in inventory at period end, net of inventory valuation adjustments recorded in prior periods related to homes sold in the presented period, and indirect expenses included in cost of revenue and (2) share-based compensation expense and depreciation and amortization expense included in cost of revenue. The following table presents the calculation of Zillow Offers average gross profit per home and Average Return on Homes Sold After Interest Expense and a reconciliation of return on homes sold after interest expense to Zillow Offers gross profit for the periods presented (unaudited):

	Three Months Ended June 30,
Calculation of Average Gross Profit per Home	2020	2019
Zillow Offers revenue	$453,816,000	$248,924,000
Zillow Offers cost of revenue	430,032,000	240,732,000
Zillow Offers gross profit	$23,784,000	$8,192,000
Homes sold	1,437	786
Average Zillow Offers gross profit per home	$16,551	$10,422
Reconciliation of Non-GAAP Measure to Nearest GAAP Measure
Zillow Offers gross profit	$23,784,000	$8,192,000
Holding costs included in sales and marketing (1)	(5,987,000)	(2,569,000)
Selling costs included in sales and marketing (2)	(19,570,000)	(10,676,000)
Interest expense (3)	(5,948,000)	(3,532,000)
Direct and indirect expenses included in cost of revenue (4)	(2,573,000)	6,101,000
Share-based compensation expense and depreciation and amortization expense included in cost of revenue	323,000	192,000
Return on homes sold after interest expense	$(9,971,000)	$(2,292,000)
Homes sold	1,437	786
Average return on homes sold after interest expense	$(6,939)	$(2,916)
(1) Amount represents holding costs incurred related to homes sold in the presented period that were not eligible for inventory capitalization and were therefore expensed as period costs in the presented period and prior periods. These costs primarily include homeowners association dues, property taxes, insurance, utilities, and cleaning and maintenance costs incurred during the time a home is held for sale after the renovation period is complete. On a GAAP basis, the Company incurred a total of $2.6 million and $4.4 million of holding costs included in sales and marketing expense for the three months ended June 30, 2020 and 2019, respectively.
(2) Amount represents selling costs incurred related to homes sold in the presented period that were not eligible for inventory capitalization and were therefore expensed as period costs in the presented period. These costs primarily include agent commissions paid upon the sale of a home.
(3) Amount represents interest expense incurred related to homes sold in the presented period that was not eligible for inventory capitalization and was therefore expensed as a period cost in the presented period and prior periods.
(4) Amount includes inventory valuation adjustments recorded during the period associated with homes that remain in inventory at period end, net of inventory valuation adjustments recorded in prior periods related to homes sold in the presented period, as well as corporate costs allocated to Zillow Offers such as headcount expenses and hosting-related costs related to the operation of our website.

On a GAAP basis, Homes segment average gross profit per home was $16,277 and $11,871, respectively, for the six months ended June 30, 2020 and 2019.

The following table presents the total return on homes sold after interest expense and the Average Return on Homes Sold After Interest Expense for the periods presented (unaudited):

	Six Months Ended June 30, 2020		Six Months Ended June 30, 2019
	Total	Average Per Home	Total	Average Per Home
Homes sold	3,831		1,200
Zillow Offers revenue	$1,222,928,000	$319,219	$377,396,000	$314,497
Operating costs:
Home acquisition costs (1)	1,099,163,000	286,913	341,664,000	284,720
Renovation costs (1)	59,364,000	15,496	14,165,000	11,804
Holding costs (1)(2)	15,605,000	4,073	3,807,000	3,173
Selling costs	52,483,000	13,699	16,218,000	13,515
Total operating costs	1,226,615,000	320,181	375,854,000	313,212
Interest expense (1)(2)	17,004,000	4,439	5,187,000	4,323
Return on homes sold after interest expense	$(20,691,000)	$(5,401)	$(3,645,000)	$(3,038)
(1) Amount excludes expenses incurred during the period that are not related to homes sold during the period.
(2) Holding costs and interest expense include $6.4 million and $8.1 million, respectively, of costs incurred in prior periods associated with homes sold in the six months ended June 30, 2020 and $0.9 million and $0.9 million, respectively, of costs incurred in prior periods associated with homes sold in the six months ended June 30, 2019.

The following table presents the calculation of Homes segment average gross profit per home and Average Return on Homes Sold After Interest Expense and a reconciliation of return on homes sold after interest expense to Homes segment gross profit for the periods presented (unaudited):

	Six Months Ended June 30,
Calculation of Average Gross Profit per Home	2020	2019
Zillow Offers revenue	$1,222,928,000	$377,396,000
Zillow Offers cost of revenue	1,160,569,000	363,151,000
Zillow Offers gross profit	$62,359,000	$14,245,000
Homes sold	3,831	1,200
Average Zillow Offers gross profit per home	$16,277	$11,871
Reconciliation of Non-GAAP Measure to Nearest GAAP Measure
Zillow Offers gross profit	$62,359,000	$14,245,000
Holding costs included in sales and marketing (1)	(15,605,000)	(3,807,000)
Selling costs included in sales and marketing (2)	(52,483,000)	(16,218,000)
Interest expense (3)	(17,004,000)	(5,187,000)
Direct and indirect expenses included in cost of revenue (4)	1,257,000	7,021,000
Share-based compensation expense and depreciation and amortization expense included in cost of revenue	785,000	301,000
Return on homes sold after interest expense	$(20,691,000)	$(3,645,000)
Homes sold	3,831	1,200
Average return on homes sold after interest expense	$(5,401)	$(3,038)
(1) Amount represents holding costs incurred related to homes sold in the presented period that were not eligible for inventory capitalization and were therefore expensed as period costs in the presented period and prior periods. These costs primarily include homeowners association dues, property taxes, insurance, utilities, and cleaning and maintenance costs incurred during the time a home is held for sale after the renovation period is complete. On a GAAP basis, the Company incurred a total of $7.9 million and $6.7 million of holding costs included in sales and marketing expense for the six months ended June 30, 2020 and 2019, respectively.
(2) Amount represents selling costs incurred related to homes sold in the presented period that were not eligible for inventory capitalization and were therefore expensed as period costs in the presented period. These costs primarily include agent commissions paid upon the sale of a home.
(3) Amount represents interest expense incurred related to homes sold in the presented period that was not eligible for inventory capitalization and was therefore expensed as a period cost in the presented period and prior periods.
(4) Amount includes inventory valuation adjustments recorded during the period associated with homes that remain in inventory at period end, net of inventory valuation adjustments recorded in prior periods related to homes sold in the presented period, as well as corporate costs allocated to Zillow Offers such as headcount expenses and hosting-related costs related to the operation of our website.